Media Contact:	Investor Contact:
Barbara Henderson SVP, Worldwide Corp. Comm. (310) 410-9600 ext. 32736	Rich Goudis Chief Financial Officer (310) 410-9600 ext. 32222

Herbalife To Undertake Potential Refinancing

LOS ANGELES, June 27, 2006 — Herbalife Ltd. (NYSE: HLF) and its indirect subsidiary Herbalife International, Inc. (together, “Herbalife”) announced today that it is considering a potential refinancing transaction with a new senior secured credit facility. If the refinancing is consummated, certain of the proceeds may be used to repay or redeem substantially all of Herbalife’s existing debt, including its outstanding 9 1/2% Notes due 2011 and fund closing costs.

About Herbalife Ltd.

Herbalife is a global network marketing company that sells weight-management, nutritional supplements and personal care products intended to support a healthy lifestyle. Herbalife products are sold in 62 countries through a network of more than one million independent distributors. The company supports the Herbalife Family Foundation and its Casa Herbalife program to bring good nutrition to children. Herbalife Investor Relations can be found at http://ir.herbalife.com. (HLFE)

Disclosure Regarding Forward-Looking Statements

Except for historical information contained herein, the matters set forth in this press release are “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations, financings or potential transactions involving the Company’s existing credit facilities or its 91/2% Notes; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words, “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed in this press release. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in forward-looking statements include, among others, the following:

•	our relationships with, and our ability to influence the actions of, our distributors;

•	adverse publicity associated with our products or network marketing organization;

•	uncertainties relating to interpretation and enforcement of recently enacted legislation in China governing direct selling;

•	adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

•	risk of improper action by Chinese employees or international distributors in violation of Chinese law;

•	changing consumer preferences and demands;

•	the competitive nature of our business;

•	regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products, and network marketing program;

•	risks associated with operating internationally, including foreign exchange risks;

•	our dependence on increased penetration of existing markets;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of trademarks and other intellectual property rights;

•	product concentration;

•	our reliance on our management team;

•	product liability claims;

•	uncertainties relating to the application of transfer pricing, duties and similar tax regulations;

•	taxation relating to our distributors; and

•	product liability claims.